UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 2008


                                  WARP 9, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                           -------------------------
                 (State or other jurisdiction of incorporation)

        0-13215                                          30-0050402
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employee Identification No.)


          50 CASTILIAN DR., SUITE 101, SANTA BARBARA, CALIFORNIA 93117
          ------------------------------------------------------ -----
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number:      (805) 964-3313


         -------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b)).

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         This Report entirely replaces and supersedes the Report on Form 8-K, dated November 18, 2008, filed earlier in the day on November 24, 2008.

     The Company appointed William Edward Beifuss, Jr. and John Charles Beifuss to fill two vacancies on its Board of Directors, effective November 18, 2008. William E. Beifuss, Jr. is the father of John C. Beifuss. William E. Beifuss, Jr. and John C. Beifuss both accepted their appointments as directors of the Company. The Company's Board of Directors plans to form an Audit Committee next month. The following paragraphs summarize William E. Beifuss, Jr.'s and John C. Beifuss' respective backgrounds and qualifications:

     William E. Beifuss, Jr., age 64, was elected an independent director of the Company on November 18, 2008. Mr. Beifuss is a business executive and currently serves as Chief Executive Officer of Cumorah Capital, Inc., a private investment company. From April 1992 to January 2006, Mr. Beifuss was Chief Executive Officer of Coeur D'Alene French Baking Company. He serves as a unit committee chairman of Boy Scouts of America.

     John C. Beifuss, age 40, was elected an independent director of the Company on November 18, 2008. Mr. Beifuss is a business executive and has served as Chief Executive Officer of Tri-County Auto Dismantlers since April 1992.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        WARP 9, INC.
                                  -------------------------
                                        (Registrant)

Date: November 24, 2008

                                  /s/  Harinder Dhillon
                                  -------------------------
                                  Harinder Dhillon, President








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